Ex-99.h.3.i

AMENDMENT NO. 4 TO SCHEDULE A
TO THE FUND ACCOUNTING
AND FINANCIAL ADMINISTRATION OVERSIGHT AGREEMENT BETWEEN
DELAWARE SERVICE COMPANY, INC. AND
DELAWARE INVESTMENTS FAMILY OF FUNDS
as of October 23, 2009

OPEN-END FUNDS

Delaware Group® Adviser Funds
       Delaware Diversified Income Fund
       Delaware U.S. Growth Fund

Delaware Group® Cash Reserve
       Delaware Cash Reserve Fund

Delaware Group® Equity Funds I
       Delaware Mid Cap Value Fund

Delaware Group® Equity Funds II
       Delaware Large Cap Value Fund
       Delaware Value® Fund

Delaware Group® Equity Funds III
       Delaware American Services Fund
       Delaware Small Cap Growth Fund
       Delaware Trend® Fund

Delaware Group® Equity Funds IV
       Delaware Growth Opportunities Fund
       Delaware Global Real Estate Securities Fund
       Delaware Healthcare Fund

Delaware Group® Equity Funds V
       Delaware Dividend Income Fund
       Delaware Small Cap Core Fund
       Delaware Small Cap Value Fund

Delaware Group® Foundation Funds®
       Delaware Foundation® Growth Allocation Fund
       Delaware Foundation® Moderate Allocation Fund
       Delaware Foundation® Conservative Allocation Fund
       Delaware Foundation® Equity Fund

Delaware Group® Global & International Funds
       Delaware Emerging Markets Fund
       Delaware Global Value Fund
       Delaware International Value Equity Fund
       Delaware Focus Global Growth Fund

Delaware Group® Government Fund
       Delaware Core Plus Bond Fund
       Delaware Inflation Protected Bond Fund

Delaware Group® Income Funds
       Delaware Corporate Bond Fund
       Delaware Extended Duration Bond Fund
       Delaware High-Yield Opportunities Fund
       Delaware Core Bond Fund

Delaware Group® Limited-Term Government Funds
       Delaware Limited-Term Diversified Income Fund

Delaware Group® State Tax-Free Income Trust
       Delaware Tax-Free Pennsylvania Fund

Delaware Group® Tax-Free Fund
       Delaware Tax-Free USA Fund
       Delaware Tax-Free USA Intermediate

Delaware Group® Tax-Free Money Fund
       Delaware Tax-Free Money Fund®

Voyageur Insured Funds
       Delaware Tax-Free Arizona Fund

Voyageur Intermediate Tax-Free Funds
       Delaware Tax-Free Minnesota Intermediate Fund

Voyageur Mutual Funds
       Delaware Minnesota High-Yield Municipal Bond Fund
       Delaware National High-Yield Municipal Bond Fund
       Delaware Tax-Free California Fund
       Delaware Tax-Free Idaho Fund
       Delaware Tax-Free New York Fund

Voyageur Mutual Funds II
       Delaware Tax-Free Colorado Fund

Voyageur Mutual Funds III
       Delaware Large Cap Core Fund
       Delaware Select Growth Fund

Voyageur Tax Free Funds
       Delaware Tax-Free Minnesota Fund

OPEN-END FUNDS (cont’d)

Delaware Pooled® Trust
       The Core Focus Fixed Income Portfolio
       The Core Plus Fixed Income Portfolio
       The Emerging Markets Portfolio
       The Focus Smid-Cap Growth Equity Portfolio
       The Global Fixed Income Portfolio
       The Global Real Estate Securities Portfolio
       The High-Yield Bond Portfolio
       The International Equity Portfolio
       The International Fixed Income Portfolio
       The Labor Select International Equity Portfolio
       The Large-Cap Growth Equity Portfolio
       The Large-Cap Value Equity Portfolio
       The Mid-Cap Growth Equity Portfolio
       The Real Estate Investment Trust Portfolio
       The Real Estate Investment Trust Portfolio II
       The Select 20 Portfolio
       The Small-Cap Growth Equity Portfolio

Delaware VIP® Trust
       Delaware VIP® Cash Reserve Series
       Delaware VIP® Diversified Income Series
       Delaware VIP® Emerging Markets Series
       Delaware VIP® Growth Opportunities Series
       Delaware VIP® High Yield Series
       Delaware VIP® International Value Equity Series
       Delaware VIP® Limited-Term Diversified Income Series
       Delaware VIP® REIT Series
       Delaware VIP® Small Cap Value Series
       Delaware VIP® Trend Series
       Delaware VIP® U.S. Growth Series
       Delaware VIP® Value Series

CLOSED-END FUNDS

Delaware Investments Arizona Municipal Income Fund, Inc.

Delaware Investments Colorado Municipal Fund, Inc.

Delaware Investments National Municipal Income Fund

Delaware Enhanced Global Dividend and Income Fund

Delaware Investments Minnesota Municipal Income Fund II, Inc. Delaware Investments Dividend and Income Fund, Inc. Delaware Investments Global Dividend and Income Fund, Inc.